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                                                                   Exhibit 10.10

                          FIFTH AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT


     FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT dated as of August 11, 2000 (the "Agreement") by and among (i) InFlow, Inc., a Delaware corporation (the "Company"), and (ii) the investors listed on the signature pages attached hereto, together with those investors listed on Schedule A attached hereto or
                                                ----------
that subsequently execute a counterpart signature page hereto, each of which is herein referred to as an "Investor." The Fourth Amended and Restated Investors' Rights Agreement dated June 30, 2000 between the Company and certain of the Investors is hereby amended and restated in its entirety by this Agreement.

1.   Registration Rights. The Company covenants and agrees as follows:

     1.1  Definitions.  For purposes of this Section 1:
          -----------

          (a) The term "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof.

          (d) The term "Initiating Holders" means one or more holders of Registrable Securities representing, in the case of a registration other than a registration on Form S-3, not less than 25% of the Registrable Securities then outstanding and, in the case of a registration on Form S-3, not less than 10% of the Registrable Securities then outstanding.

          (e) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          (f) The term "Person" shall mean a natural person, partnership, limited liability company, corporation, trust, or unincorporated organization or association, company, firm, joint venture or other business entity, or a government or governmental agency or instrumentality or political subdivision thereof.
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          (g)  The term "Preferred Stock" shall mean, collectively, the
Company's Series A Preferred Stock, $.001 par value, the Series B Preferred Stock, $.001 par value, and the Series C Preferred Stock, $.001 par value.

          (h) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

          (i) The term "Registrable Securities" means (i) the shares of the Company's Common Stock, $.001 par value ("Common Stock"), issuable or issued upon conversion of the Preferred Stock, (ii) the 3,060,000 shares of Common Stock (the "Management Stock") issued to Art Zeile, Joel Daly and Stephen James; provided, however, that such shares of Management Stock shall not be deemed Registrable Securities and such Persons shall not be deemed Holders for the purposes of Section 1.2, 1.3 and 3.7 hereof or for purposes of the definition of Initiating Holders, and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned. Any Registrable Securities that are transferred pursuant to (x) an effective registration under the Securities Act or (y) in an open-market transaction under Rule 144, shall cease to be Registrable Securities.

          (j) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities (including the Preferred Stock) which are, Registrable Securities.

          (k) The term "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act.

     1.2  Request for Registration.
          ------------------------

          (a) If the Company shall receive at any time after the earlier of (i) April 1, 2006 or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction or a registration statement on Form S-4 relating to debt securities), a written request from the Initiating Holders that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000), then the Company shall:

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               (i)  within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

               (ii) file as soon as practicable, and in any event within 60 days of the receipt of such request, a registration statement in form and scope sufficient to permit under the Act and any other applicable law and regulations the disposition of all Registrable Securities which the Holders request to be registered in accordance with the method or methods of distribution specified in such request, subject to the limitations of Section 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

          (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1.2(a) and the Company shall include such information in the written notice referred to in Section 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that in its good faith view marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the Company will exclude from such registration (i) first, securities held by any Person who does not have any contractual rights to cause the Company to register such securities, (ii) second, securities held by any Person with such contractual rights other than those granted in this Agreement and (iii) third, shares held by all Holders, including the Initiating Holders, of Registrable Securities with such contractual rights granted in this Agreement, pro rata among the Holders of such shares on the basis of the respective numbers of shares of Common Stock requested to be included in such registration. If at least eighty percent (80%) of the Registrable Securities requested to be registered by the Initiating Holders are not included in such registration, then the Initiating Holders may request that the Company effect an additional registration under the Securities Act of all or part of the Initiating Holders' Registrable Securities in accordance with the provisions of this Section 1.2, and the Company shall effect such additional registration at its sole expense. Such additional registration and such registration in which at least eighty percent (80%) of the Registrable Securities held by the Initiating Holders were not included shall only count as a single registration for purposes of calculating the number of registrations Holders of Registrable Securities may initiate pursuant to this Section 1.2.

          (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would (because of the existence of, or in anticipation of, any

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acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

          (d) A demand registration requested pursuant to this Section 1.2 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the Act and any of the Registrable Securities of the Initiating Holders included in such registration have actually been sold thereunder, and (ii) has remained effective for a period of at least 120 days (or such shorter period in which all Registrable Securities included in such registration have actually been sold thereunder); provided that if after any registration statement requested pursuant to this Section 1.2 becomes effective (y) such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to the actions or omissions to act of the Company and (z) less than fifty percent (50%) of the Registrable Securities included in such registration have been sold thereunder, such registration statement shall not be included as a registration which may be requested pursuant to this Section 1.2 and shall be at the sole expense of the Company.

          (e) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

               (i) After the Company has effected four registrations (as calculated giving effect to the last sentence of Section 1.2(b),
          Section 1.2(d), Section 1.2(e)(ii) and Section 1.6(b), if applicable) pursuant to this Section 1.2 and such registrations have been declared or ordered effective and have remained effective for at least 120 consecutive days; or

               (ii) During the period starting with the date 90 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company-initiated registration statement in connection with a bona fide firm commitment underwritten registration for securities (whether debt, equity or otherwise) to be offered for the Company's own account (the "Intended Registration"); provided that the Company is actively employing in good faith all reasonable efforts to cause the Intended Registration to become effective and provided further that the Company gives notice to all Holders upon commencement of such period. The Holders shall be entitled to exercise their rights pursuant to Section 1.4 hereof with respect to an Intended Registration for equity securities. An Intended Registration shall not be deemed to be a demand registration of the Holders pursuant to this Section 1.2.

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     1.3  S-3 Registration. In case the Company shall receive from the
          ----------------
Initiating Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, and in any event within 30 days of the receipt of such notice, file a registration statement on Form S-3, or a post-effective amendment thereto and effect all other qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution (through market transactions using brokers, in a firm commitment underwriting, in negotiated transactions or otherwise) of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.3: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $2,500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.3; provided, however, that the Company shall not exercise this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.3; (v) during the period described in Section 1.2(e)(ii); or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders and shall keep it continuously effective for a period of not less than 120 days or, if shorter, until such Registrable Securities have been sold pursuant thereto.

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     1.4  Company Registration. If (but without any obligation to do so) the
          --------------------
Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its equity securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.9, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. Notwithstanding the foregoing, the Company has no obligation to register any shares pursuant to this Section 1.4 and may withdraw any such registration at any time.

     1.5  Obligations of the Company. Whenever required under this Section 1 to
          --------------------------
effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement;

          (b) Prepare and file with the SEC such amendments, supplements and post-effective amendments to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

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          (c)  Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and do any and all other acts and things which may be necessary or advisable to enable such Holders or underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities;

          (e) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

          (f) immediately notify the managing underwriter, if any, and each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (g) use its best efforts to cause all such Registrable Securities covered by the registration statement to be listed on a national securities exchange and on each securities exchange on which similar securities issued by the Company are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form (provided that the applicable listing requirements are satisfied), and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

          (h) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Initiating Holders or the underwriters retained by such Holders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

          (i) make available for inspection during normal business hours by any Holder of Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other

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agent retained by any such Holder or underwriter (collectively, the
"Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement. Notwithstanding the foregoing, the Company shall have no obligation to disclose any Records to the Inspectors in the event the Company determines that such disclosure is reasonably likely to have an adverse effect on the Company's ability to assert the existence of an attorney-client privilege with respect thereto;

          (j) use its best efforts to obtain a "comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters as the Holders of a majority (by number of shares) of the Registrable Securities being sold reasonably request, and provided that such request is reasonable in the underwriter's point of view;

          (k) use its best efforts to obtain an opinion of counsel from the Company's counsel in customary form and covering such matters of the type customarily covered in opinions of counsel in connection with such transactions; and

          (l) comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the 1934 Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five (5) business days prior to the filing thereof.

Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.5(f) hereof, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.5(f) hereof, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 1.5(a) hereof shall be extended by the greater of (i) ten
(10) business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.5(f) hereof to and including the date when each Holder of Registrable

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Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.5(f) hereof.

     1.6  Furnish Information.
          -------------------

          (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.3 if, due to the operation of Section 1.6(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 1.2(a) or Section 1.3(b), as applicable; provided further, in the event the Company shall elect to not proceed with respect to a registration pursuant to this Section 1.6(b), such discontinued registration shall not count as a registration for purposes of calculating the number of registrations Holders of Registrable Securities may initiate pursuant to Section 1.2.

     1.7  Expenses of Demand Registration. All expenses (other than underwriting
          -------------------------------
discounts and commissions) incurred in connection with up to two registrations, filings or qualifications pursuant to Section 1.2 hereof, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and fees and disbursements of one counsel for the selling Holders, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

     1.8  Expenses of Company Registration and Form S-3 Registrations. The
          -----------------------------------------------------------
Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Sections 1.3 and 1.4 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

     1.9  Underwriting Requirements. In connection with any offering involving
          -------------------------
an underwriting of shares of the Company's capital stock, the Company shall not be required under Sections 1.3 and 1.4 to include any of the Holders' securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the

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underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering pursuant to Sections
1.3 and 1.4 exceeds the amount of securities (other than by the Company in the case of a registration under Section 1.4) that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall exclude from such registration (i) first, securities held by any Person who does not have any contractual rights to cause the Company to register such securities, (ii) second, securities held by any Person with such contractual rights other than those granted in this Agreement, (iii) third, any Management Stock included in the underwriting, and (iv) fourth, shares held by any Person with such contractual rights granted in this Agreement (other than holders of Management Stock), pro rata among the Holders of such shares on the basis of the respective numbers of shares of Common Stock requested to be included in such registration, but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities.

     1.10  Delay of Registration. No Holder shall have any right to obtain or
           ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.11  Indemnification. In the event any Registrable Securities are included
           ---------------
in a registration statement under this Section 1:

           (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its directors, officers and partners, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, liabilities (joint or several) or expenses to which they may become subject under the Act or the 1934 Act, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act or the 1934 Act; and the Company will pay to each such Holder, director, officer, partner, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.11(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 1.11(b) exceed the gross proceeds from the offering received by such Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
1.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.11.

          (d) If the indemnification provided for in this Section 1.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f)  The obligations of the Company and Holders under this Section
1.11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.12 Reports Under Securities Exchange Act of 1934. With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (including Rule 144A) which permits the selling of any such securities without registration or pursuant to such form.

     1.13 Assignment of Registration Rights. The rights to cause the Company to
          ---------------------------------
register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.15 below; and (c) such assignment shall be effective only if immediately following such transfer either (x) the Common Stock is neither listed on a national securities exchange nor traded in the NASDAQ National Market System or (y) the further disposition of such securities by the transferee or assignee is restricted under the Act.

     1.14 Limitations on Subsequent Registration Rights. From and after the date
          ---------------------------------------------
of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) registration rights which are superior to the registration rights granted pursuant to this Agreement, (b) registration rights which are pari passu with the registration rights granted pursuant to Sections 1.2, 1.3 and 1.4 of this Agreement, (c) to include such securities in any registration filed under Section 1.2 or Section 1.3, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities included by the Holders in such registration, or (d) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of six months after either of the dates set forth in Section 1.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 1.2.

     1.15 "Market Stand-Off" Agreement. Each Investor hereby agrees that, during
           ---------------------------
the period of duration specified by the managing underwriter of Common Stock or other equity securities of the Company, following the date of the first sale of such securities to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that such market stand-off time period shall not exceed 180 days in the case of the Company's initial public offering or 90 days in any subsequent registration and in any event shall not exceed the stand-off period applicable to holders of Management Stock; provided further, all officers, directors and 5% stockholders shall be bound by similar market standoff provisions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the obligations described in this Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

     1.16 Termination of Registration Rights.  The right of any Holder to
          ----------------------------------
request registration or inclusion in any registration pursuant to this Agreement shall terminate on the first date following the Company's initial public offering of Common Stock on which both (i) all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during the following 90-day period, and (ii) the Common Stock is either listed on a national securities exchange or traded in the NASDAQ National Market System.

2.   Covenants of the Company.

     2.1  Delivery of Financial Statements. The Company shall deliver to each
          --------------------------------
Investor the items referred to in clauses (a) through (d) below (and, in the case of items referred to in clauses (e) and (f) of this Section 2.1, to each Investor holding securities representing 5.0% or more of the fully-diluted Common Stock determined on an as-converted basis (a "Qualified Holder")):

          (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such fiscal year, and a statement of cash flows for such fiscal year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company, which statements shall also set forth comparative information for current and prior periods;

          (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited balance sheet and statements of income and cash flows for and as of the end of such fiscal quarter, which statements shall also set forth comparative information for current and prior periods;

          (c) within thirty (30) days of the end of each month, an unaudited balance sheet and statements of income and cash flows for and as of the end of such month, in reasonable detail, which statements shall also set forth comparative information for current and prior periods;

          (d) with respect to the financial statements called for in subsections
(b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to normal year-end audit adjustment;

          (e) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and statements of income and cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

          (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as such Investor may from time to time reasonably request; provided, however, that the Company shall be allowed a reasonable time to process such request and shall not be obligated under this or any other provision of Section
2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          2.2  Inspection. The Company shall permit each Qualified Holder, at
               ----------
such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3  Termination of Information and Inspection Covenants.  The
               ---------------------------------------------------
covenants set forth in Sections 2.1 and Section 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

          2.4  Regulatory Compliance.  In the event that (i) First Union Capital
               ---------------------
Partners, Inc., (ii) Sixty Wall Street SBIC Fund, L.P. or (iii) J.P. Morgan Investment Corporation (each, an "SBIC") determines that, by reason of any future federal or state rule, regulation, guideline, order, interpretive release, ruling, request or directive relating to Small Business Investment Companies under the Small Business Investment Act of 1958 (having the force of law and where the failure to comply therewith would be unlawful) (collectively, a "Regulatory Requirement"), it is effectively restricted or prohibited from holding the shares of Series A, Series B or Series C Preferred Stock (or any capital stock distributable to such SBIC in any merger, reorganization, readjustment or other reclassification or exchange with respect to the Company or any successor thereof) or otherwise realize upon or receive the benefits intended under any agreement entered into with the Company as a holder of Preferred Stock or the other agreements executed in connection therewith (a "Preferred Holders Agreement"), and following such SBIC's respective exercise of its reasonable best efforts to overcome such Regulatory Requirement, the Company, the Company's Board of Directors and the other shareholders of the Company shall make all reasonable efforts to take such action as such SBIC may reasonably deem necessary to permit such Investor to comply with such Regulatory Requirement. Such action to be taken may include the Company's authorization or creation of one or more new classes of interests and the modification or amendment of a Preferred Holders Agreement; and, if compliance with such Regulatory Requirement cannot be satisfied by such efforts, such SBIC shall be allowed to sell or exchange, convey, dispose or otherwise transfer (collectively, "Transfer") all or part of its shares of the Company's capital stock as necessary to comply with such Regulatory Requirement without such Transfer being subject to any co-sale rights by any other shareholder of the Company or any other Person (including the Company) under the Stockholders' Agreement of even date herewith among the Company and certain stockholders of the Company. Each SBIC shall give written notice to the Company of any such determination and the action or action necessary to comply with such Regulatory Requirement, and the Company, the Company's Board of Directors and the shareholders of the Company shall take all reasonable steps necessary to comply with such determination as expeditiously as possible.

     2.5  Key Man and Directors and Officers Insurance.  The Company agrees to
          --------------------------------------------
maintain, as long as such persons serve as executive officers of the Company, "key man" life insurance on each of Art Zeile and Joel Daly with the Company as the sole beneficiary of such insurance, as presently in effect or in such greater amounts as determined by the Company's Board of Directors. The Company also agrees to maintain directors and officers liability insurance as presently in effect or in such greater amounts as determined by the Company's Board of Directors.

3.   Miscellaneous.

     3.1  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     3.2  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of Colorado as applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

     3.3  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.4  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     3.5  Notices.  All notices required or permitted hereunder shall be in
          -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; or (iii) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

     3.6  Expenses. If any action at law or in equity is necessary to enforce or
          --------
interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     3.7  Amendments and Waivers.  Any term of this Agreement may be amended and
          ----------------------
the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding (and if any amendment or waiver shall by its terms adversely affect the rights of the persons holding a particular series of Registrable Securities and not similarly the rights of holders of other series of Registrable Securities, the written consent of a majority in interest of the holders of outstanding shares of such adversely affected series of Registrable Securities). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

     3.8  Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     3.9  Aggregation of Stock. All shares of Registrable Securities held or
          --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     3.10 Entire Agreement. This Agreement (including the Exhibits hereto, if
          ----------------
any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.


                              [signatures follow]

     IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors' Rights Agreement as of the date first above written.

INFLOW, INC.



By:  /s/Art Zeile
     ------------
     Art Zeile
     President and Chief Executive Officer

          Address:  938 Bannock Street
                    Suite 300
                    Denver, CO 80204


INVESTORS:

First Union Capital Partners, Inc.                    Meritage Private Equity Fund, L.P.
                                                      Meritage Private Equity Parallel Fund, L.P.
By:  /s/                                              Meritage Entrepreneurs Fund, L.P.
     ------------------------------
     Scott Perper, Senior Vice President
                                                        By:  Meritage Investment Partners, LLC
     Address:  301 South College Street
               Charlotte, NC 28288-0732                      By: /s/
                                                                 ------------------------
                                                                 G. Jackson Tankersley, Jr.,
                                                                 Managing Member

                                                          Address:  1600 Wynkoop Street, Suite 300
                                                                    Denver, CO  80202

J.P. Morgan Investment Corporation                    Sixty Wall Street SBIC Fund, L.P.,
                                                       By:  Sixty Wall Street SBIC Corporation, its
By: /s/
    ------------------------
Name: ________________________________                      General Partner
Title: _______________________________
                                                       By: /s/
                                                           ----------------------------------
Address: 101 California Street, 37th Floor             Name: ______________________________________
         San Francisco, CA  94111                      Title: _____________________________________

                                                      Address: 101 California Street, 37th Floor
                                                               San Francisco, CA 94111

Signature Page to Fifth Amended and Restated Investors' Rights Agreement (Continued)

Stolberg, Meehan and Scano II, L.P.               Spire Capital Partners, L.P.
  By:  Stolberg, Meehan & Scano LLC,               By:  Spire Capital Partners, LLC,
       General Partner                                  its General Partner


  By: /s/                                          By: /s/
      -----------------------                          -----------------------
  Name: ___________________________                Name: _____________________________
  Title: __________________________                Title: ____________________________

Address: Republic Plaza                           Address:  30 Rockefeller Plaza
         370 17th Street                                    Suite 4200
         Suite 4240                                         New York, NY  10112
         Denver, CO 80202

G.C. Investments, LLC                             Castellini Management Company
                                                  Limited Partnership
                                                   By:  Robert H. Castellini Holding Company, Inc.
  By: /s/                                               its General Partner
      -----------------------
  Name:  Brian Greenspun
  Title: Manager                                   By: /s/
                                                       -----------------------
                                                   Name:  Christopher L. Fister
Address: 901 N. Green Valley Parkway               Title: Secretary,
         Suite 210
         Henderson, NV 89014                      Address: 312 Elm Street, Suite 2600
                                                           Cincinnati, OH 45202

Citizens Capital, Inc.                            BancBoston Capital, Inc.


  By: /s/                                         By: /s/
      -----------------------                         -----------------------
  Name:  Gregory F. Mulligan                      Name:  Lars A. Swanson
  Title: Managing Director                        Title: Director

Address: 28 State Street                          Address: 175 Pearl Street
         Boston, MA 02109                                  10th Floor
                                                           Boston, MA 02110

Signature Page to Fifth Amended and Restated Investors' Rights Agreement (Continued)

PNC Venture Corp.                                        DLJMB Funding III, Inc.


  By: /s/                                                   By: /s/
      ------------------------                                  ------------------------
  Name:  Wali Bacdayan                                      Name:  Ivy Dodes
  Title: Vice President                                     Title: Vice President

Address: 3150 CNG Tower                                  Address: 277 Park Avenue
         625 Liberty Avenue                                       New York, NY 10172
         Pittsburgh, PA 15222

DLJ ESC II L.P.                                          Grandhaven LLC
By:  DLJ LBO Plans Management Corporation
     its General Partner

  By: /s/                                                   By: /s/
      ------------------------                                  ------------------------
  Name:  Ivy Dodes                                          Name:  Brian Fleischmann
  Title: Vice President                                     Title: Vice President

Address: 277 Park Avenue                                 Address: 1407 Larimer Street
         New York, NY 10172                                       Suite 300
                                                                  Denver, CO 80202

Signature Page to Fifth Amended and Restated Investors' Rights Agreement (Continued)

Hexagon Investments LLC                                  General Electric Capital Corporation


 By: /s/                                                   By: /s/
     ------------------------                                  ------------------------
 Name:  Brian Fleischmann                                  Name: Michael J. Tzougrakis
 Title: Vice President                                     Title: Manager - Operations

Address: 1407 Larimer Street                             Address: 120 Long Ridge Road
         Suite 300                                       Stamford, CT 06927
         Denver, CO 80202

Cornerstone Equity Investors IV, LP                      BMO Nesbitt Burns Capital (U.S.), Inc.


  By:  /s/                                                 By: /s/
       ------------------------                                ------------------------
  Name:  Ray Gustin IV                                     Name: William C. Morro
  Title: Managing Director                                 Title:  President

Address: 717 Fifth Avenue, Suite 1100                    Address: 111 West Monroe Street
         New York, NY 10022                                       20th Floor
                                                                  Chicago, IL 60603

Carlyle High Yield Partners, L.P.
  By:  TCG High Yield, L.L.C., its General
       Partner


  By: /s/
      ------------------------
  Name:   Jack Mann
  Title:  Executive Managing Director

Address: 520 Madison Avenue, 41st Floor
         New York, NY 10022


/s/
------------------------
Arthur H. Zeile


/s/
------------------------
Joel C. Daly


/s/
------------------------
Stephen O. James

                                   Schedule A
                                   ----------